UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 20, 2007

Pipex Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

01-12584 (Commission File Number)	13-3808303 (IRS Employer Identification No.)

3985 Research Park Drive
Ann Arbor, MI 48108

(Address of principal executive offices and zip code)

(734) 332-7800

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 -	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2007, Pipex Pharmaceuticals, Inc., a Delaware corporation (the “Registrant") issued the attached press release announcing the appointment of Daniel J. Dorman and James S. Kuo, Md., M.B.A. to the Board of Directors of the Registrant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release issued by Pipex Pharmaceuticals, Inc. dated February 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2007	Pipex Pharmaceuticals, Inc (Registrant)

By: /s/ Steve H. Kanzer Name: Steve H. Kanzer Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibits.

99.1	Press Release issued by Pipex Pharmaceuticals, Inc. dated February 20, 2007